Exhibit 10.14


                           "AMENDMENT AGREEMENT NO. 1"


This Amendment Agreement No. 1 to the FWA PLA, dated as of September 15, 2003 (the "Amendment Agreement No.1"), is entered into among Nortel Networks Limited ("NNL"), Nortel Networks de Mexico, S.A. de C.V. ("NN Mexico" and, together with NNL, "Nortel Networks"), and Axtel, S.A. de C.V. (the "Customer").

WHEREAS, the parties entered into a Purchase and License Agreement for FWA equipment, dated as of March 20, 2003 (the "FWA PLA"), regarding the supply of telecommunications transmission equipment and related services from Nortel Networks to the Customer;

WHEREAS, the Customer wants to increase the purchase volume of FWA Equipment (as defined in section 2.1.2 of Annex D of the FWA PLA) as set forth in this Amendment Agreement No. 1;

WHEREAS, the parties want to amend the FWA PLA exclusively in connection to the incremental volume for the supply of FWA Equipment and the payment terms applicable to said incremental volume as set forth in this Amendment Agreement No. 1;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. The parties hereby agree that under the FWA PLA, the Customer may purchase additional FWA Equipment beyond the minimum purchase commitment established in Annex H of the FWA PLA; in accordance with the foregoing, the Customer will purchase the FWA Equipment (the "Incremental FWA Equipment") specified in Attachment A to this Amendment Agreement No.1 (hereinafter Attachment "A") by placing incremental Purchase Orders as scheduled in Attachment "A" (hereinafter the "Incremental Orders"). Pursuant the terms set forth in
     Section 18.4 of the FWA PLA, the Parties hereby agree that such Incremental FWA Equipment will have special payment and delivery terms, which are set forth in the Attachment "A" of this Amendment Agreement No. 1, therefore, the Parties agree that all the terms and conditions of the FWA PLA shall apply to the Incremental Orders except for those specific delivery and payment terms referenced in the Attachment A.

     1.1. Incremental Orders for Incremental FWA Equipment shall only be placed and/or accepted within a given year after all Purchase Orders for the Total Annual Minimum Commitment of the FWA PLA for that year have been placed.

     1.2. All FWA Equipment Purchase Orders shall clearly state their reference to; a) Orders corresponding to Annex H Purchase Commitment of the FWA

     PLA, b) Purchases within the original context of the FWA PLA or c) Orders corresponding to the specific conditions of this Amendment Agreement No. 1.

2. The parties hereby agree that the payment terms specified in Attachment A will apply exclusively for the Incremental Orders specified in Attachment A; provided, however, that the Customer: (a) complies with the Purchase Commitment established in Annex H; and (b) places the Incremental Orders according to the schedule specified in Attachment A.


3. The parties hereby agree that if the Customer fails to place the Incremental Orders as described in Attachment A and/or fails to meet the payment schedule for the Incremental FWA Equipment as described in Attachment A; this agreement will loose all force and effect fifteen (15) working days after written notification has been provided to the Customer by Nortel Networks, unless Customer cures such breach in the fifteen (15) working days period; and:

     (i) all the original terms and conditions established in the FWA PLA for the purchase of FWA Equipment will apply.

     (ii) Nortel Networks will not reimburse the payment of the one-time capacity charge specified in section 7 below to the Customer.

     (iii) Nortel Networks will procure from the payments made by Customer to Nortel Networks for the Incremental FWA Equipment, all the proven and confirmed expenses and costs incurred as well as a reasonable provision for all likely future expenses and costs to be incurred by Nortel Networks in its efforts to achieve the delivery profile in Attachment A (the "Special Expenses"), provided that such expenses and costs incurred to date shall be proved by Nortel Networks to the Customer by the production of a third party invoice and provided that a list explaining the provision for future expenses and costs shall be provided by Nortel Networks.

     (iv) Nortel Networks shall, at its sole discretion, deliver to Customer the Incremental FWA Equipment paid and guaranteed by Customer, which can be manufactured by Nortel Networks after taking the Special Expenses mentioned in section (iii) above or return the outstanding balance after taking the Special Expenses mentioned in section (iii), in such event, Nortel Networks shall return to Customer such outstanding balance in a period no longer than 180 days after the cure period mentioned in this Section 3.

     (v) After the return of the outstanding balance mentioned in section iv), Nortel Networks will procure from the provision mentioned in section
          iii) all further proven and confirmed expenses and costs incurred, provided that such expenses and costs incurred shall be proved by Nortel Networks to the Customer by the provision of a third party invoice. Nortel Networks shall return the outstanding balance of the provision mentioned in section iii) in a period no longer than 365 days after the cure period mentioned in section 3.

4. All Incremental Orders shall reference this Amendment Agreement No. 1 and shall comply with the Order Procedure specified in Annex E of the FWA PLA. Except as provided in section 3 above, all Incremental Orders are totally binding and non-cancelable.

5. Any change to the Incremental Orders shall be made pursuant the terms set forth in Section 2.7 of the FWA PLA.

6. Nortel Networks shall make reasonable commercial efforts to deliver the Incremental FWA Equipment in accordance with the delivery schedule set forth in Attachment A of this Amendment Agreement No.1. Delivery locations shall be as per Annex E of the FWA PLA.

7. In exchange of Nortel Networks' considerations set forth in Sections 8 and 9 below, and in order to facilitate the Incremental FWA Equipment delivery profile outlined in Attachment A, the Customer shall pay Nortel Networks a one-time non-reimbursable capacity charge of six hundred thousand dollars of the United States of America (US$600.000) in three installments as per the payment schedule defined in Attachment A. If after paying the first or first and second of the three installments the Customer fails to make the outstanding installment(s), the RSS delivery profile shall reduce to a volume of no more than 5,000 units per month from April 2004 and the installment(s) already paid will be forfeited.

8. Nortel Networks hereby waives the requirement specified in Annex H Section 1 f) for Customer to purchase 50,000 compact RSS brackets.

9. Nortel Networks will make available to Customer at no charge approx. 4,000 RPCUs currently at a third party repair facility in Mexico. These units require an unknown level of repair to return them to a usable state. Nortel Networks will make these units available "as is" with no warranty and accepts no liability for their current or future performance. Customer will be responsible for all repair costs associated with returning these units to a functional state, disposal costs for units deemed unrecoverable, transportation costs associated with relocating these units to Customer's premise and any storage charges incurred from September 15th 2003 until these units are relocated to a Customer premise

10. This Amendment Agreement applies solely to the Incremental Orders as defined in Attachment A and shall terminate on completion of the delivery of the Incremental FWA Equipment ordered. This Amendment creates no precedent for any future agreements or amendments with respect to the supply of FWA Equipment or Service.


12. Except as otherwise provided in this Amendment Agreement, the FWA PLA shall remain in full force and effect, including all terms and conditions in connection to the supply of FWA Equipment.

13. Capitalized terms used in this Amendment Agreement shall have the meaning ascribed to those terms in the FWA PLA.



IN WITNESS WHEREOF, this Amendment Agreement was signed as of the date first above written.


AXTEL, S.A. DE C.V.                          NORTEL NETWORKS LIMITED



By:________________________________          By:__________________________
Name: Alberto de Villasante Herbert          Name:
Title: Legal Representative                  Title:



                                             NORTEL NETWORKS DE MEXICO,
                                                    S.A. DE C.V.




                                             By:__________________________
                                             Name:
                                             Title:


        Axtel FWA Ammendment - Change Order Attachment A (1/2)

                Dis-
                creet                                                  %
        Incr.   Incre-              $                                  Cash/                           Cash/
        Order   mental              Price/              PO             LC on                           LC
        #       Orders              Unit       Units    Value          PO          Cash with PO        Date         LC or Cash
-----------------------------------------------------------------------------------------------------------------------------------
        No. 1a* 500 x F2            356.14         500    $178,070.00  100%    70%        $124,649.00  Sep-03  30%       $53,421.00
        No. 2   8k x F2             381.14       8,000  $3,049,120.00  100%    70%      $2,134,384.00  Feb-04  30%      $914,736.00
        No. 3   6.5k x F2           381.14       6,500  $2,477,410.00  100%    70%      $1,734,187.00  Apr-04  30%      $743,223.00
        No. 4   2.5k x F5           570.77       2,500  $1,426,925.00  100%    70%        $998,847.50  Sep-03  30%      $428,077.50
        No. 5   2.5k x F5           570.77       2,500  $1,426,925.00  100%    70%        $998,847.50  Mar-04  30%      $428,077.50

        No. 6   5k x F2             381.14       5,000  $1,905,700.00  100%    70%      $1,333,990.00  Jan-04  30%      $571,710.00
        No. 7   3k x F2             381.14       3,000  $1,143,420.00  100%    70%        $800,394.00  May-04  30%      $343,026.00
        No. 7a* 2k x F2             356.14       2,000    $712,280.00  100%    70%        $498,596.00          30%      $213,684.00
        No. 8*  5k x F2             356.14       5,000  $1,780,700.00  100%    70%      $1,246,490.00  Jul-04  30%      $534,210.00

        No. 9   114 x TBM-CD      2,369.68         114    $270,143.90   50%    50%        $135,071.95  Sep-03   0%            $0.00
        No. 10  18 x TPM          4,897.54          18     $88,155.75    50%   50%         $44,077.88  Sep-03   0%            $0.00
        No. 11  18 x TMU          8,259.12          18    $148,664.10   50%    50%         $74,332.05  Sep-03   0%            $0.00
        No. 12  26 x TPM-PD       7,692.00          26    $199,992.00  100%    70%        $139,994.40  Feb-04  30%       $59,997.60
        No. 13  42 x TPM          4,897.54          42    $205,696.75   50%    50%        $102,848.38  Oct-03   0%            $0.00
        No. 14  42 x TMU          8,259.12          42    $346,882.90   50%    50%        $173,441.45  Oct-03   0%            $0.00
Can-    No. 15  54 x TPM          4,897.54          54    $264,467.25   50%    50%        $132,233.63  Dec-03   0%            $0.00
celled  No. 16  54 x TMU          8,259.12          54    $445,992.30   50%    50%        $222,996.15  Dec-03   0%            $0.00

        No. 17  30 x PD Upgrade  40,384.63          30  $1,211,538.75  100%    70%        $848,077.13  Jan-04  30%      $363,461.63
        No. 18  2 x 27b RBS     212,017.55           2    $424,035.10  100%    70%        $296,824.57  Sep-03  30%      $127,210.53
        No. 19  3 x 27b RBS     212,017.55           3    $636,052.65  100%    70%        $445,236.86  Oct-03  30%      $190,815.80
        No. 20  3 x 27b RBS     212,017.55           3    $636,052.65  100%    70%        $445,236.86  Nov-03  30%      $190,815.80
        No. 21  4 x 27b RBS     212,017.55           4    $848,070.20  100%    70%        $593,649.14  Dec-03  30%      $254,421.06
        No. 22  3 x 18b RBS     137,136.62           3    $411,409.86  100%    70%        $287,986.90  Sep-03  30%      $123,422.96
        No. 23  1 x 18b RBS     137,136.62           1    $137,136.62  100%    70%         $95,995.63  Oct-03  30%       $41,140.99
        No. 24  3 x 18b RBS     137,136.62           3    $411,409.86  100%    70%        $287,986.90  Nov-03  30%      $123,422.96
        No. 25  1 x 18b RBS     137,136.62           1    $137,136.62  100%    70%         $95,995.63  Dec-03  30%       $41,140.99
        No. 26  10 x PD Upgrade  40,384.63          10    $403,846.25  100%    70%        $282,692.38  Jan-04  30%      $121,153.88
        No. 27  7 x PD Upgrade   40,384.63           7    $282,692.38  100%    70%        $197,884.66  Feb-04  30%       $84,807.71
Can-    No. 28  5 x 27b RBS     212,017.55           5  $1,060,087.75  100%    70%        $742,061.43  Jan-04  30%      $318,026.33
celled
Can-
celled  No. 29  3 x 27b RBS     212,017.55           3    $636,052.65  100%    70%        $445,236.86  Feb-04  30%      $190,815.80
Can-
celled  No. 30  2 x 18b RBS     137,136.62           2    $274,273.24  100%    70%        $191,991.27  Feb-04  30%       $82,281.97
Can-
celled  No. 31  2 x 18b RBS     137,136.62           2    $274,273.24  100%    70%        $191,991.27  Mar-04  30%       $82,281.97

        No. 32  Incr Capacity   600,000.00           1    $600,000.00   50%    50%        $300,000.00  Sep-03   0%            $0.00

New
Order   No. 33  TMU's             9,910.94          13    $128,842.22   100%   70%         $90,189.55  Dec-03  30%       $38,652.67
New
Order   No. 34  18b RBS
               (1 TPM & No Ant) 103,648.92           1    $103,648.92   100%   70%         $72,554.24  Jan-04  30%       $31,094.68
New
Order   No. 35  27b RBS
                (2 TPM & No Ant)
                - replaces
                PO # 28         164,234.76           5    $821,173.80   100%   70%      $574,821.66    Jan-04  30%      $246,352.14
New
Order   No. 36  27b RBS
                (2 TPM & No Ant)
                - replaces
                PO# 29          164,234.76           3    $492,704.28   100%   70%      $344,893.00    Feb-04  30%      $147,811.28
New
Order   No. 37  18b RBS
                (1 TPM & No Ant)
                - replaces
                PO# 30          103,648.92           3    $310,946.76   100%   70%      $217,662.73    Feb-04  30%       $93,284.03
New
Order   No. 38  18b RBS
                (1 TPM & No Ant)
                - replaces
                PO# 31          103,648.92           3    $310,946.76   100%   70%      $217,662.73    Mar-04  30%       $93,284.03
New
Order   No. 39  TBM - CD's        2,843.62          21     $59,716.02   100%   70%      $41,801.21     Jan-04  30%       $17,914.81
New
Order   No. 40  TPM - PD's        7,692.31          10     $76,923.10   100%   70%      $53,846.17     Feb-04  30%       $23,076.93
New
Order   No. 41  27b RBS
                (2 TPM &
                No Ant)         164,234.76           1    $164,234.76   100%   70%      $114,964.33    Mar-04  30%       $49,270.43
New
Order   No. 42  TMU's             9,910.94          14    $138,753.16   100%   70%      $97,127.21     Feb-04  30%       $41,625.95

        Ref     5k F2 Q4 Min
                Order               381.14       5,000  $1,905,700.00   100%   70%      $1,333,990.00  Sep-03  30%      $571,710.00
        Ref     5k F5 '03
                Min Order           570.77       5,000  $2,853,850.00   100%   70%      $1,997,695.00  Dec-03  30%      $856,155.00
        Ref     '04 Min Order
                Q1&2                381.14      10,000  $3,811,400.00   100%   70%      $2,667,980.00  Var     30%    $1,143,420.00
        Ref*    '04 Min Order
                Q3&4                356.14      10,000  $3,561,400.00   100%   70%      $2,492,980.00  Var     30%    $1,068,420.00


                                                      PO Placement, Acceptance & Delivery Schedule
                                                 ----------------------------------------------------
                                                     2003                         2004
                                                 ----------------------------------------------------
        Incr.      $k Cash/        $
        Order      LC on           Cash on
        #          Acceptance      Delivery      Sep   Oct    Nov    Dec    Jan   Feb   Mar  Apr   May Jun Jul Aug Sep

-----------------------------------------------------------------------------------------------------------------------
        No. 1      $2,858,550.00                 P&A
        No. 1a*      $178,070.00                 P&A
        No. 2      $3,049,120.00                 P                                A
        No. 3      $2,477,410.00                 P                                           A
        No. 4      $1,426,925.00                 P&A
        No. 5      $1,426,925.00                 P                                      A
        No. 6      $1,905,700.00                 P                           A
        No. 7      $1,143,420.00                 P                                                         A
        No. 7a*      $712,280.00
        No. 8*     $1,780,700.00                 P                                       A

        No. 9        $135,071.95     $135,071.95 P&A          D
        No. 10        $44,077.88      $44,077.88 P&A          D
        No. 11        $74,332.05      $74,332.05 P&A          D
        No. 12       $199,992.00                 P                                A
        No. 13       $102,848.38     $102,848.38 P     A             D
        No. 14       $173,441.45     $173,441.45 P     A             D
Can-    No. 15       $132,233.63     $132,233.63 P                   A            D
celled  No. 16       $222,996.15     $222,996.15 P                   A            D

        No. 17     $1,211,538.75                 P                          A
        No. 18       $424,035.10                 P&A
        No. 19       $636,052.65                 P     A
        No. 20       $636,052.65                 P            A
        No. 21       $848,070.20                 P                   A
        No. 22       $411,409.86                 P&A
        No. 23       $137,136.62                 P     A
        No. 24       $411,409.86                 P            A
        No. 25       $137,136.62                 P                   A
        No. 26       $403,846.25                 P                          A
        No. 27       $282,692.38                 P                                A
Can-    No. 28     $1,060,087.75                 P                          A
celled
Can-
celled  No. 29       $636,052.65                 P                                A
Can-
celled  No. 30       $274,273.24                 P                                A
Can-
celled  No. 31       $274,273.24                 P                                      A

        No. 32       $300,000.00     $300,000.00 P&A                 D1                 D2

New
Order   No. 33       $128,842.22                                     P&A
New
Order   No. 34       $103,648.92                                     P      A
New
Order   No. 35       $821,173.80                                     P      A
New
Order   No. 36       $492,704.28                                     P            A
New
Order   No. 37       $310,946.76                                     P            A
New
Order   No. 38       $310,946.76                                     P            A
New
Order   No. 39        $59,716.02                                     P            A
New
Order   No. 40        $76,923.10                                     P      A
New
Order   No. 41       $164,234.76                                     P            A
New
Order   No. 42       $138,753.16                                     P      A

        Ref        $1,905,700.00                 A
        Ref        $2,853,850.00                                     A
        Ref        $3,811,400.00                                     P      A     A
        Ref*       $3,561,400.00                                     P                                   A           A



                                                     Cash/LC Schedule
                     ---------------------------------------------------------------------------------
                          2003                                       2004
                     ---------------------------------------------------------------------------------

        Incr.
        Order        Sep   Oct    Nov    Dec    Jan    Feb    Mar    Apr    May   Jun   Jul  Aug   Sep
        #            $k    $k     $k     $k     $k     $k     $k     $k     $k    $k    $k   $k    $k
------------------------------------------------------------------------------------------------------

        No. 1        2,859
        No. 1a*        178
        No. 2                                           3,049
        No. 3                                                         2,477
        No. 4        1,427
        No. 5                                                  1,427

        No. 6                                    1,906
        No. 7                                                                1,143
        No. 7a*                                                                712
        No. 8*                                                                          1,781

        No. 9          135           135
        No. 10          44            44
        No. 11          74            74
        No. 12                                            200
        No. 13               103            103
        No. 14               173            173
Can-    No. 15                                0             0
celled
        No. 16                              223           223

        No. 17                                   1,212
        No. 18         424
        No. 19               636
        No. 20                       636
        No. 21                              848
        No. 22         411
        No. 23               137
        No. 24                       411
        No. 25                              137
        No. 26                                     404
        No. 27                                            283
Can-    No. 28                                       0
celled
Can-
celled  No. 29                                              0
Can-
celled  No. 30                                              0
Can-
celled  No. 31                                                     0

        No. 32         300                  150                  150

New
Order   No. 33                              129             0
New
Order   No. 34                                     104
New
Order   No. 35                                     821
New
Order   No. 36                                            493
New
Order   No. 37                                            311
New
Order   No. 38                                                   311
New
Order   No. 39                                      60
New
Order   No. 40                                             77
New
Order   No. 41                                                   164
New
Order   No. 42                                            139
--------------------------------------------------------------------------------------------------------

 Sub-Total Cash
 - Incremental
   RSS & all RBS  5,852     1,049  1,301  1,763  4,506  4,774  2,052  2,477  1,856     0 1,781   0     0
                  --------------------------------------------------------------------------------------
        Ref       1,906
        Ref                               2,854
        Ref                                      1,906         1,906
        Ref*                                                                       1,781           1,781
--------------------------------------------------------------------------------------------------------
Total Cash Due
  on 15th         7,758     1,049  1,301  4,617  6,411  4,774  3,958  2,477  1,856 1,781 1,781   0 1,781
--------------------------------------------------------------------------------------------------------
                                  2003   14,726                                     2004         24,818
                                         ------                                               ----------
                                                                                    Total        39,544
                                                                                              ----------


        Legend: P = Place Order Document
                A = Activate Order with Pre-Payment (pursuant the payment terms set forth in this Ammendment)
                D = Deferred Payment

   Incremental Orders and associated payments are due on the 15th day of the month indicated.
   Order numbers marked with a star * include volume over 35,000 units in that year and are plannmed to receive a discount of
   Further incremental RSS Order activated (paid) during year 2004 shall have a discount of $25 per unit. (Not applicable to the
   2005 Minimum Orders)
   The four RSS orders shown at the bottom of this list are Minimum Order Quantity orders and are only shown here for reference.
   The Order No. 17 for 30 PD Upgrades includes Axtel's 2004 Annual Minimum Commitment of base station units set forth in the FWA
   PLA.
   Dollar amounts are rounded and indicative. P.O.s to reflect actual amounts.
   Purchase Orders 4500051784 (No. 15), 4500051798 (No. 28), 4500051799 (No. 29), 4500051800 (No. 30) and 4500051801 (No. 31)
   are cancelled as per this Change Order dated Dec 5th, 2003


                    Axtel FWA Ammendment - Attachment A (2/2)

                   Dis-
                   creet
        Incr.      Incre-                                      PO Placement & Acceptance
        Order      mental                           2003                                      2004
        #          Orders           Units   Sep     Oct    Nov   Dec   Jan   Feb   Mar   Apr  May   Jun   Jul  Aug   Sep
------------------------------------------------------------------------------------------------------------------------
        No. 1 to 8      F2         37,500
                        F5          5,000

                  Cummulative F2
                  Cummulative F5

         No. 9     114 x TBM-CD       114    P & A         D
         No. 10      18 x TPM          18    P & A         D
         No. 11      18 x TMU          18    P & A         D
         No. 12    26 x TPM-PD         26    P                               A
         No. 13      42 x TPM          42    P      A            D
         No. 14      42 x TMU          42    P      A            D
Can-
celled   No. 15      54 x TPM          54    P                   C
         No. 16      54 x TMU          54    P                   A           D

         No. 17   30 x PD Upgrade      30    P                         A
         No. 18    2 x 27b RBS          2    P & A
         No. 19    3 x 27b RBS          3    P      A
         No. 20    3 x 27b RBS          3    P             A
         No. 21    4 x 27b RBS          4    P                   A
         No. 22    3 x 18b RBS          3    P & A
         No. 23    1 x 18b RBS          1    P      A
         No. 24    3 x 18b RBS          3    P             A
         No. 25    1 x 18b RBS          1    P                   A
         No. 26   10 x PD Upgrade      10    P                         A
         No. 27   7 x PD Upgrade        7    P                               A
Can-
celled   No. 28    5 x 27b RBS          5    P                   C
Can-
celled   No. 29    3 x 27b RBS          3    P                   C
Can-
celled   No. 30    2 x 18b RBS          2    P                   C
Can-
celled   No. 31    2 x 18b RBS          2    P                   C

New
Order    No. 33    TMU's               13                        P & A
New
Order    No. 34    18b RBS (1 TPM &
                   No Ant)              1                        P     A
New
Order    No. 35    27b RBS (2 TPM &
                   No Ant)              5                        P     A
New
Order    No. 36    27b RBS (2 TPM &
                   No Ant)              3                        P           A
New
Order    No. 37    18b RBS (1 TPM &
                   No Ant)              3                        P           A
New
Order    No. 38    18b RBS (1 TPM &
                   No Ant)              3                        P                 A
New
Order    No. 39        TBM - CD's      21                        P     A
New
Order    No. 40        TPM - PD's      10                        P           A
New
Order    No. 41    27b RBS (1 TPM &
                   No Ant)              1                        P                 A
New
Order    No. 42        TMU's           14                        P           A





                                   Delivery Schedule Including Minimum Order Quantities
-----------------------------------------------------------------------------------------------------------------------------
                                2003                                            2004                                2005*
-----------------------------------------------------------------------------------------------------------------------------
                          Sep   Oct   Nov  Dec   Jan  Feb   Mar   Apr  May   Jun   Jul    Aug   Sep   Oct  Nov    Dec
-----------------------------------------------------------------------------------------------------------------------------
     No. 1 to 8           1000 2000  2000  1000 2000  3000  4000  5000  6000  6000  6000  6000  6000  5000  6000  5000  11500
                                                                  1000  1000  1000  1000  1000  1000  2000  1000  1000
                 F2
                 F5

          Cummulative F2  1000 3000  5000  6000 8000 11000 15000 20000 26000 32000 38000 44000 50000 55000 61000 66000 77500
          Cummulative F5                                          1000  2000  3000  4000  5000  6000  8000  9000 10000 10000

         No. 9                         60               54
         No. 10                        18
         No. 11                        18
         No. 12                                                            5     6          15
         No. 13                              42
         No. 14                              41
Can-
celled   No. 15                                          0
         No. 16                                         54

         No. 17                                                      7     8    12     3
         No. 18                                          2
         No. 19                                                3
         No. 20                                                      3
         No. 21                                                            4
         No. 22                                         3
         No. 23                                                1
         No. 24                                                      3
         No. 25                                                            1
         No. 26                                                                        2     8
         No. 27                                                                        7
Can-
celled   No. 28                                                                  0
Can-
celled   No. 29                                                                        0
Can-
celled   No. 30                                                                        0
Can-
celled   No. 31                                                                              0

New
Order    No. 33                                                                 13
New
Order    No. 34                                                                  1

New
Order    No. 35                                                                  5

New
Order    No. 36                                                                        3

New
Order    No. 37                                                                        3

New
Order    No. 38                                                                              3

New
Order    No. 39                                                                       21
New
Order    No. 40                                                                       10
New
Order    No. 41                                                                              1

New
Order    No. 42                                                                             14


------------------------------------------------------------------------------------------------------


 Legend:  P = Place Order Document
          A = Activate Order with Pre-Payment (pursuant the payment terms set forth in this Ammendment)
          D = Deferred Payment

*Note: Volume shown in 2005 reflect likely Orders on Hand as of Jan 1 2005 given this delivery schedule and the acceptance of all outstanding POs due by that date.

